IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.

Debtor

CASE NO. 2:13-BK-16127 (MCW)

BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT

MONTH OF May 2014

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED ____________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ____________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	6/13/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (MCW)

	BANK ACCOUNTS					
	Operating	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Innergy Operating	Total
	# 1311	# 4411	# 4424	# 4602	# 6103	
Balance at Beginning of Period	552,876.98	124,000.00	10,000.00	30,000.00	267,407.33	984,284.31
RECEIPTS						
Cash Sales						-
Accounts Receivable						-
Loans and Advances						-
Sale of Assets	-					-
Transfers from Other DIP Accounts	-					-
	-					-
	-					-
						-
						-
						-
TOTAL RECEIPTS	-	-	-	-	-	-
DISBURSEMENTS						
Business - Ordinary Operations	3,050.93					3,050.93
Business - Labor Expenses	13,846.46					13,846.46
Capital Improvements						-
Pre-Petition Debt						-
Transfers to Other DIP Accounts	-					-
Other (attach list)						-
						-
						-
Reorganization Expenses:						-
Attorney Fees	256,002.19					256,002.19
Accountant Fees	-					-
Other Professional Fees	46,573.50					46,573.50
U. S. Trustee Quarterly Fee	-					-
Court Costs						-
						-
TOTAL DISBURSEMENTS	319,473.08	-	-	-	-	319,473.08
Balance at End of Month	233,403.90	124,000.00	10,000.00	30,000.00	267,407.33	664,811.23

*Information provided above should reconcile wit

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	319,473.08
Less: Transfers to Other DIP Accounts	-
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	319,473.08

Case Number: 2:13-BK-16127 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	15,653.66	73,999.60	278,690.77
Selling & Marketing (attach detail)	-	-	-
General & Administrative (SCHED 3A)	65,013.55	430,469.44	1,627,178.55
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	80,667.21	504,469.04	1,905,869.32
Income Before Non-operating Income and Expense	(80,667.21)	(504,469.04)	(1,753,473.49)
OTHER INCOME & (EXPENSE)			
Other Income (SCHED 3B)	-	4,691.24	(17,378.55)
Other Expense (SCHED 3C)	-	-	8,940.23
Interest Expense	(1,093.75)	(5,468.75)	(79,775.08)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	(1,093.75)	(777.51)	(96,016.55)
Income Before Reorganization Expense	(81,760.96)	(505,246.55)	(1,849,490.04)
REORGANIZATION EXPENSES			
Professional Fees	184,690.08	800,504.81	2,810,718.30
U.S. Trustee Fees	3,466.67	19,066.67	20,691.67
Other - Impairment Loss	-	-	8,270,805.86
(Gain) / Loss on Sale of Assets	-	(39,154.23)	(39,154.23)
Other - Mexico Wind Down	-	45,412.50	88,175.50
Total Reorganization Expenses	188,156.75	825,829.75	11,151,237.10
Income Tax	-	-	-
NET PROFIT OR (LOSS)	(269,917.71)	(1,331,076.30)	(13,000,727.14)

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending May 2014
Case Number: 2:13-BK-16127 (MCW)

	May 31, 2014 Current Period	April 30, 2014 Prior Period
Current assets:		
Unrestricted Cash	500,811	820,284
Restricted Cash	164,000	164,000
Receivables, net	31,203	31,203
Note Receivable	35,000	35,000
Taxes Receivable	13,431	13,431
Due from Insider(s)	-	-
Inventory	-	-
Prepaid & other assets	543,007	577,296
Assets Held for Sale	187,500	187,500
Total current assets	1,474,953	1,828,715
Other assets:		
Intercompany Receivable (SCHED 4A)	90,085,602	90,085,602
Investment in Innergy	-	-
Investment in Collaboratev	-	-
Total other assets	90,085,602	90,085,602
Total assets	91,560,555	91,914,317
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	252,664	529,195
Accrued Taxes	-	-
Accrued Payroll	7,660	3,886
Accrued Legal	172,287	2,500
Intercompany Payable (SCHED 4A)	4,350,772	4,350,772
Accrued liabilities (SCHED 4B)	62,472	44,173
Total post-petition liabilities	4,845,855	4,930,526
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (SCHED 4A)	719,929	719,929
Other (SCHED 4C)	1,064,250	1,066,384
Total Pre-Petition Liabilities	6,971,679	6,973,814
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	0
Total Pre-Petition Equity	92,761,316	92,761,316
	-	-
Post-Petition Cumulative Profit(Loss)	(13,000,727)	(12,730,809)
Direct Changes to Equity (Employee Stock & Option Vesting)	(23,693)	(26,654)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	6,125
Total equity	79,743,020.49	80,009,976.98
Total liabilities & equity	91,560,555	91,914,317

Case Number: 2:13-BK-16127 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable & Notes Rec	66,203.22		-	66,203.22
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	66,203.22	-	-	66,203.22

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable * (SCHED 6A)	252,664.21	159,001.38	14,960.36	6,500.00	72,202.47
Taxes Payable	-				
Notes Payable	-				-
Professional & Legal Fees Payable	184,287.35	184,287.35	-	-	-
Secured Debt	-				
Other (SCHED 6B)	4,408,903.43	22,506.36	5,260.42	214,900.42	4,166,236.23
Total Post-Petition Liabilities	4,845,854.99	365,795.09	20,220.78	221,400.42	4,238,438.70

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders

Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	-	103,929.57
Murray Jones	Payroll	-	37,843.47
Susie Herrmann	Payroll	14,210.80	117,086.16
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		14,210.80	265,130.03

Professionals

Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	-	25,537.20
Burns Barton, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	1,342.50
McGladrey, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	20,000.00
Kurtzman Carson Consultants, LLC	9/19/2013	NA	8,704.71	133,476.17
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	-	19,705.83
Armando Moreno Ibarra	9/30/2013	Up to $90K - Liquidator for Mexico covered under MX Wind down motion	-	32,575.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	-	22,865.00
Evers Robinson Ltd	9/30/2013	Up to $20K per month or $120K ttl	-	5,000.00
Total Payments to Professionals			8,704.71	268,429.70

Case Number: 2:13-BK-16127 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 3 (1 full time, 2 part time hourly on as needed basis)

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Travelers #PFUB-0B18463514	Workers Comp	02/25/14 - 02/25/15	Up front total prem $990 (minimum premium)
Travelers Policy # P6300B184635IND14	Comm Pkg Policy	05/01/14 - 05/01/15	Up front total prem $1,539
Liberty Mutual Group - DO4N717527005	D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	Excess D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: May 2014
Account # 1311
Bank Name Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
5/6/2014	ADP	Payroll Tax	1,796.43
5/7/2014	Akin Gump Strauss Hauer & Feld LLI	Bankruptcy Counsel	59,454.38
5/13/2014	ADP	Payroll Tax	1,635.53
5/15/2014	Bank of America	Account Analysis Fees	1,792.95
5/15/2014	Akin Gump Strauss Hauer & Feld LLI	Bankruptcy Counsel	107,651.20
5/20/2014	ADP	Payroll Tax	1,661.79
5/30/2014	ADP	Payroll Processing Fee	166.98
		Total Cash/Electronic Disbursements	174,159.26

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7405	05/02/2014	Parker Schwartz, PLLC	Bankruptcy Counsel	13,761.60
7406	05/02/2014	Kurtzman Carson Consultants LLC	Bankruptcy Consultants	8,704.71
7407	05/02/2014	FTI Consulting	Bankruptcy Consultants	46,573.50
7408	05/02/2014	Parker Schwartz, PLLC	Bankruptcy Counsel	23,236.20
7409	05/07/2014	Sharon Blackwell	PPE 4/28/14-5/4/14	855.06
7410	05/07/2014	Susie Herrmann	PPE 4/28/14-5/4/14	2,304.66
7411	05/02/2014	Jennings,Strouss & Salmon, PLC	Creditor Committee Counsel	43,194.10
7412	05/14/2014	Sharon Blackwell	PPE 4/28/14-5/4/14	452.83
7413	05/14/2014	Susie Herrmann	PPE 4/28/14-5/4/14	2,304.65
7414	05/19/2014	Secretary of State-NV	License and annual listing fee ECTY	1,025.00
7415	05/20/2014	U.S. Postal Service	PO Box Fees	66.00
7416	05/21/2014	Sharon Blackwell	PPE 5/12/14-5/18/14	530.85
7417	05/21/2014	Susie Herrmann	PPE 5/12/14-5/18/14	2,304.66
Total checks listed on this page				145,313.82
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	319,473.08

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: May 2014
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
General and Administrative Expenses
May 2014

OPERATING EXPENSES General & Administrative (attach detail)	Current Month	Year to Date	Total Since Filing
Accounting Services (credit issued in April)	20,000.00	33,525.00	39,325.00
Business Insurance	34,612.42	169,213.44	310,337.34
Dues & Subscriptions	441.91	2,291.36	5,215.01
Investor Relations	-	-	-
IP Licencing Agreement Fees	5,191.67	34,358.37	34,358.37
Legal Fees	-	-	10,604.67
License & Permits	-	311.19	689.19
Marketing (including conferences, website maint & URL)	-	-	549.75
Miscellaneous Expenses	1,421.86	22,197.43	52,887.79
Office Expenses (supplies, postage)	-	1,727.65	5,857.05
Parking	-	-	30.00
Payroll Expenses	18,613.74	189,829.23	565,782.82
Payroll Expense - Workers Comp Insurance	82.50	40,399.62	(4,168.27)
Equity Compensation	-	5,130.08	(14,378.70)
Less: Officer Compensation	(15,653.66)	(73,999.60)	(272,422.98)
Professional Fees (including equity based prof. fees)	149.71	150.19	900,024.74
Property Taxes	-	3,929.29	5,825.90
Public Relations	-	-	11,875.00
Rent	-	-	23,776.27
Tax Penalties & Interest	-	426.95	5,195.17
Travel & Entertainement	-	-	1,194.56
Utilities (water, electric, internet, phone)	153.40	979.24	7,527.95
Allocate Marketing costs to subsidiary	-	-	(25,174.12)
Allocate IT costs to subsidiary	-	-	(37,733.96)
	65,013.55	430,469.44	1,627,178.55

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Income
May 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total Since Filing
Other Income (attach list)			
Interest Income	-	237.24	275.04
Miscellaneous Income	-	-	-
Collection of Pre-Petition Phone Credit	-	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
	-	4,691.24	(17,378.55)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Expense
May 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total Since Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

2:13-BK-16127 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(4,188,384.00)	(4,188,384.00)
Due To Ecotality Stores, Inc.	(151,494.10)	(151,494.10)
Due to Portable Energy de Mexico, SA.DEC.V	(10,893.94)	(10,893.94)
Total Post Petition Payable	(4,350,772.04)	(4,350,772.04)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,205,031.99	86,205,031.99
Due From Ecotality Stores, Inc.	3,845,469.74	3,845,469.74
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due From Portable Energy de Mexico, SA.DEC.V	19,683.93	19,683.93
Total Pre and Post Petition Receviable	90,085,602.04	90,085,602.04

Total Inter Company Receivables / (Payables)	Current Period	Current Period
Due From Electric Transportation Engineering Corp	82,016,647.99	82,016,647.99
Due From Ecotality Stores, Inc.	3,693,975.64	3,693,975.64
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due To Portable Energy de Mexico, SA.DEC.V	(711,139.50)	(711,139.50)
TOTAL Inter Company	85,014,900.51	85,014,900.51

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Post-Petition Accrued Liabilities

May 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	5,468.75	4,375.00
Accrued Professional Fees	12,000.00	3,900.00
Misc. Accrual	45,002.91	35,897.71
	62,471.66	44,172.71

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Pre-Petition Liabilities
May 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	651,106.45
Accrued Payroll	77,120.80	79,255.41
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals		
	1,064,249.66	1,066,384.27

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Accounts Payable - Post Petition
May 2014

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	0.00	0.00	0.00	0.00	562.50	562.50
Akin Gump Strauss Hauer & Feld LLP	0.00	88,679.50	14,852.70	0.00	0.00	103,532.20
Antenna Group LLC	0.00	0.00	0.00	0.00	15,000.00	15,000.00
Aprea & Micheli, Inc.	0.00	0.00	0.00	0.00	3,125.00	3,125.00
Arrowhead	0.00	0.00	0.00	0.00	30.00	30.00
Arrowhead	0.00	0.00	0.00	0.00	98.26	98.26
Benesch Friendlander Coplan & Aronoff LLP	0.00	0.00	0.00	0.00	638.00	638.00
Bryan Cave LLP	0.00	0.00	0.00	0.00	7,011.40	7,011.40
Canon Financial Service, Inc.	0.00	0.00	0.00	0.00	294.85	294.85
City of San Diego	0.00	0.00	0.00	0.00	61.19	61.19
City of Scottsdale-Post petition	43.63	43.77	0.00	0.00	0.00	87.40
Corporate Stock Transfer	0.00	0.00	0.00	0.00	336.01	336.01
Cox Business	0.00	0.00	0.00	0.00	1,347.34	1,347.34
Delaware Secretary of State	250.00	0.00	0.00	0.00	0.00	250.00
Digital - The Fruth Group	0.00	0.00	0.00	0.00	190.77	190.77
Digital -The Fruth Group	0.00	0.00	0.00	0.00	970.74	970.74
Farella Braun & Martel LLP	0.00	0.00	0.00	0.00	8,661.11	8,661.11
Fedex	0.00	0.00	0.00	0.00	37.33	37.33
Jennings,Strouss & Salmon, PLC	0.00	23,348.59	0.00	0.00	0.00	23,348.59
Kurtzman Carson Consultants LLC	0.00	6,802.73	0.00	0.00	0.00	6,802.73
M2M One	0.00	0.00	0.00	0.00	1,210.00	1,210.00
McGladrey, LLP	0.00	20,000.00	0.00	6,500.00	0.00	26,500.00
Merrill Communications	0.00	0.00	0.00	0.00	3,623.18	3,623.18
MR Copy (CCV Payments)	0.00	0.00	0.00	0.00	63.94	63.94
MT Data	0.00	0.00	0.00	0.00	577.50	577.50
Nair & Co	149.71	0.00	-3,332.74	0.00	0.00	-3,183.03
NASDAQ OMX	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Oregon Dept. of Revenue -	0.00	0.00	0.00	0.00	237.37	237.37
Over The Wire	0.00	0.00	0.00	0.00	437.25	437.25
Parker Schwartz, PLLC	0.00	18,801.50	3,440.40	0.00	0.00	22,241.90
Pioneer Title Agency	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Pitney Bowes Global Financial Services	0.00	0.00	0.00	0.00	277.27	277.27
San Diego Gas & Electric	0.00	0.00	0.00	0.00	401.60	401.60
Sanyo Customs Brokerage, Inc.	0.00	0.00	0.00	0.00	140.00	140.00
ScreenSpaces, Inc.	0.00	0.00	0.00	0.00	549.75	549.75
SRP	0.00	33.95	0.00	0.00	0.00	33.95
TPG The Placent Group, Inc.	0.00	0.00	0.00	0.00	15,750.00	15,750.00
Travelers	848.00	0.00	0.00	0.00	1,000.00	1,848.00
Underwriters Laboratories, Inc.	0.00	0.00	0.00	0.00	505.00	505.00
UPS Supply Chain Solutions, Inc.	0.00	0.00	0.00	0.00	28.04	28.04
Xerox	0.00	0.00	0.00	0.00	287.07	287.07
TOTAL	1,291.34	157,710.04	14,960.36	6,500.00	72,202.47	252,664.21

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Post-Petition Liabilities
May 2014

POST-PETITION LIABILITIES	Current Period	Prior Period
Accrued Payroll	7,659.73	2,405.45
Accrued Interest	5,468.75	3,281.25
Intercompany Payable	4,350,772.04	4,350,772.04
Misc. Accrual	45,002.91	14,218.37
	4,408,903.43	4,370,677.11